EXHIBIT (j)(1)


                          Independent Auditors' Consent
                          -----------------------------

To the Trustees
The Community Reinvestment Act Qualified Investment Fund:

We consent to the use of our report dated June 3, 1999 incorporated by reference herein and to the references to our firm under the heading of "Financial Statements" in the Statement of Additional Information in the Registration Statement.

                                                              KPMG LLP /s/

Philadelphia, PA
June 3, 1999